                                                                     EXHIBIT 4.4

                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                        NEWS CORPORATION FINANCE TRUST II

                           Dated as of March 21, 2003

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                                TABLE OF CONTENTS

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
ARTICLE I INTERPRETATION AND DEFINITIONS.........................................................5
     Section 1.1       Definitions...............................................................5

ARTICLE II TRUST INDENTURE ACT..................................................................13
     Section 2.1       Trust Indenture Act; Application.........................................13
     Section 2.2       Lists of Holders of Securities...........................................13
     Section 2.3       Reports by the Property Trustee..........................................14
     Section 2.4       Periodic Reports to the Property Trustee.................................14
     Section 2.5       Evidence of Compliance with Conditions Precedent.........................14
     Section 2.6       Events of Default; Waiver................................................15
     Section 2.7       Event of Default; Notice.................................................16

ARTICLE III ORGANIZATION........................................................................17
     Section 3.1       Name.....................................................................17
     Section 3.2       Office...................................................................17
     Section 3.3       Purpose..................................................................17
     Section 3.4       Authority................................................................17
     Section 3.5       Title to Property of the Trust...........................................18
     Section 3.6       Powers and Duties of the Regular Trustees................................18
     Section 3.7       Prohibition of Actions by the Trust and the Trustees.....................21
     Section 3.8       Powers and Duties of the Property Trustee................................22
     Section 3.9       Certain Duties and Responsibilities of the Property Trustee..............24
     Section 3.10      Certain Rights of Property Trustee.......................................26
     Section 3.11      Delaware Trustee.........................................................28
     Section 3.12      Not Responsible for Recitals or Issuance of Securities...................28
     Section 3.13      Duration of Trust........................................................28
     Section 3.14      Mergers..................................................................28

ARTICLE IV SPONSOR..............................................................................30
     Section 4.1       Sponsor's Purchase of Common Securities..................................30
     Section 4.2       Responsibilities of the Sponsor..........................................30
     Section 4.3       Right to Proceed.........................................................31

ARTICLE V TRUSTEES..............................................................................31
     Section 5.1       Number of Trustees.......................................................31
     Section 5.2       Delaware Trustee.........................................................32
     Section 5.3       Property Trustee; Eligibility............................................32
     Section 5.4       Qualifications of Regular Trustees and Delaware Trustee Generally........33
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
     Section 5.5       Initial Trustees.........................................................33
     Section 5.6       Appointment, Removal and Resignation of Trustees.........................33
     Section 5.7       Vacancies among Trustees.................................................35
     Section 5.8       Effect of Vacancies......................................................35
     Section 5.9       Meetings.................................................................35
     Section 5.10      Delegation of Power......................................................36
     Section 5.11      Merger, Conversion, Consolidation or Succession to Business..............36

ARTICLE VI DISTRIBUTIONS........................................................................37
     Section 6.1       Distributions............................................................37

ARTICLE VII ISSUANCE OF SECURITIES..............................................................37
     Section 7.1       General Provisions Regarding Securities..................................37
     Section 7.2       Execution and Authentication.............................................38
     Section 7.3       Form and Dating..........................................................38
     Section 7.4       Registrar, Paying Agent and Exchange Agent...............................40
     Section 7.5       Paying Agent to Hold Money in Trust......................................41
     Section 7.6       Replacement Securities...................................................41
     Section 7.7       Outstanding Exchangeable Preferred Securities............................41
     Section 7.8       Exchangeable Preferred Securities in Treasury............................42
     Section 7.9       Temporary Securities.....................................................42
     Section 7.10      Cancellation.............................................................43

ARTICLE VIII TERMINATION OF TRUST...............................................................44
     Section 8.1       Termination of Trust.....................................................44

ARTICLE IX TRANSFERS AND EXCHANGE...............................................................45
     Section 9.1       General..................................................................45
     Section 9.2       Transfer Procedures and Restrictions.....................................46
     Section 9.3       Deemed Security Holders..................................................51
     Section 9.4       Book Entry Interests.....................................................52
     Section 9.5       Notices to Clearing Agency...............................................52
     Section 9.6       Appointment of Successor Clearing Agency.................................52

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS..................53
     Section 10.1      Liability................................................................53
     Section 10.2      Exculpation..............................................................53
     Section 10.3      Fiduciary Duty...........................................................54
     Section 10.4      Indemnification..........................................................55
     Section 10.5      Outside Businesses.......................................................57
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
ARTICLE XI ACCOUNTING...........................................................................58
     Section 11.1      Fiscal Year..............................................................58
     Section 11.2      Certain Accounting Matters...............................................58
     Section 11.3      Banking..................................................................59
     Section 11.4      Withholding..............................................................59

ARTICLE XII AMENDMENTS AND MEETINGS.............................................................59
     Section 12.1      Amendments...............................................................59
     Section 12.2      Meetings of the Holders of Securities; Action by Written Consent.........62

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE...........................63
     Section 13.1      Representations and Warranties of Property Trustee.......................63
     Section 13.2      Representations and Warranties of Delaware Trustee.......................64

ARTICLE XIV REGISTRATION RIGHTS.................................................................65
     Section 14.1      Registration Rights......................................................65

ARTICLE XV MISCELLANEOUS........................................................................65
     Section 15.1      Notices..................................................................65
     Section 15.2      Governing Law............................................................66
     Section 15.3      Intention of the Parties.................................................67
     Section 15.4      Headings.................................................................67
     Section 15.5      Successors and Assigns...................................................67
     Section 15.6      Partial Enforceability...................................................67
     Section 15.7      Counterparts.............................................................67


ANNEX I                TERMS OF SECURITIES.....................................................I-1

EXHIBIT A-1            FORM OF EXCHANGEABLE PREFERRED SECURITY................................A1-1

EXHIBIT A-2            FORM OF COMMON SECURITY................................................A2-1

EXHIBIT 1              INDENTURE
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                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                        NEWS CORPORATION FINANCE TRUST II

                                 March 21, 2003

     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") (which term includes Annex I hereto) dated and effective as of March 21, 2003, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), News America Incorporated, a Delaware corporation, as trust sponsor, and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor established News Corporation Finance Trust II (the "Trust"), a statutory trust under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of March 18, 2003 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 18, 2003 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued;

     WHEREAS, the Trust intends to issue 0.75% Senior Exchangeable BUCS(sm);

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

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                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

Section 1.1    Definitions.

     Unless the context otherwise requires:

     (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa.

     "Additional Interest" means, if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Registrar, Paying Agent, Exchange Agent or co-registrar.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depositary as described in Section 9.4.

                                        5

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     "BSkyB" means British Sky Broadcasting Group, plc, a public limited company incorporated under the laws of England and Wales.

     "BSkyB ADSs" means the American Depositary Shares of BSkyB, each representing four (4) BSkyB Ordinary Shares.

     "BSkyB Deposit Agreement" means the deposit agreement dated as of December 9, 2002 among BSkyB, The Bank of New York and the holders from time to time of BSkyB ADSs, or any successor to such Deposit Agreement.

     "BSkyB Depositary" means the depositary (presently The Bank of New York) under the BSkyB Deposit Agreement.

     "BSkyB Ordinary Shares" means the ordinary shares of BSkyB, nominal value 50p per share; "BSkyB Ordinary Share" means each such share.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not (1) a day on which banking institutions in the State of New York are authorized or obligated by applicable law, regulation or executive order to close; or (2) a day on which the Corporate Trust Office or the corporate trust office the Debenture Trustee is closed for business.

     "Certificate" means a certificate in global or definitive form representing a Common Security or an Exchangeable Preferred Security.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act.

     "Closing Date" means March 21, 2003.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission, or any successor government agency.

     "Common Securities" has the meaning specified in Section 7.1(a).

     "Company" means News America Incorporated otherwise than in its capacity as Sponsor of the Trust or any successor entity pursuant to a merger, consolidation, amalgamation or other reorganization.

     "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees,

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representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at The Bank of New York, 101 Barclay Street, Fl. 8W, New York, New York 10286.

     "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means News America Incorporated (or the Sponsor) in its capacity as issuer of the Debentures under the Indenture.

     "Debenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means the 0.75% Senior Exchangeable Debentures due March 15, 2023 to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee of the Trust.

     "Declaration Event of Default" has the meaning set forth in Annex I.

     "Definitive Exchangeable Preferred Securities" means any Exchangeable Preferred Security in definitive form issued by the Trust.

     "Definitive Securities" means any Definitive Exchangeable Preferred Securities and any Common Securities in definitive form issued by the Trust.

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Depositary" means The Depository Trust Company, the initial Clearing
Agency.

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "Distribution Payment Date" has the meaning set forth in Section 6.1.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

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     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Exchange Agent" has the meaning set forth in Section 7.4(a).

     "Exchangeable Preferred Securities" has the meaning specified in Section 7.1(a) and shall include Exchangeable Securities issued in exchange for Exchangeable Preferred Securities. Any reference to "BUCS" or "Preferred Securities" in any Security, Certificate, the Preferred Securities Guarantee, the Indenture or otherwise in connection with this Declaration shall be deemed a reference to Exchangeable Preferred Securities.

     "Exchangeable Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

     "Exchangeable Securities" means any Exchangeable Preferred Security issued in connection with a sale or exchange pursuant to an effective registration statement and not bearing any Restricted Securities Legend.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(j).

     "Fiscal Year" has the meaning set forth in Section 11.1.

     "Global Exchangeable Preferred Security" has the meaning set forth in
Section 9.2(b).

     "Guarantee" means the full and unconditional guarantee of the Company's obligations under the Debentures by the Guarantors.

     "Guarantors" means News Corporation and certain subsidiaries of News Corporation pursuant to the Indenture.

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

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     "Indenture" means the Indenture dated as of March 21, 2003, among the
Debenture Issuer, the Debenture Trustee and the Guarantors, and any indenture supplemental thereto, pursuant to which the Debentures are to be issued.

     "Investment Company" means an "investment company" as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "List of Holders" has the meaning set forth in Section 2.2(a).

     "Majority in Stated Liquidation Amount" means, except as provided in the terms of the Exchangeable Preferred Securities or the Common Securities, as the case may be, or by the Trust Indenture Act, with Respect to (i) the Exchangeable Preferred Securities, holders of more than 50% of the aggregate stated liquidation amount (including the stated preference that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, if any, to the date upon which the voting percentages are determined) of all outstanding Exchangeable Preferred Securities, and (ii) the Common Securities, holders of more than 50% of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, if any, to the date upon which the voting percentages are determined) of all outstanding Common Securities.

     "News Corporation" means The News Corporation Limited (A.C.N. 007 910 330), a corporation duly organized and existing under the laws of Australia, or any successor entity pursuant to merger, consolidation, amalgamation or other reorganization.

     "News Corporation Preferred ADRs" means American Depositary Receipts evidencing News Corporation Preferred ADSs issued from time to time by the News Depositary; "News Corporation Preferred ADR" means each such receipt.

     "News Corporation Preferred ADSs" means American Depositary Shares, evidenced by News Corporation Preferred ADRs, issued from time to time by the News Depositary, each such share representing, as of the date hereof, four News Corporation Preferred Ordinary Shares; "News Corporation Preferred ADS" means each such American Depositary Share.

     "News Corporation Preferred Ordinary Shares" means the preferred limiting voting ordinary shares of News Corporation; "News Corporation Preferred Ordinary Share" means each such share.

     "News Deposit Agreement" means the Amended and Restated Deposit Agreement, dated as of December 3, 1996, as amended to the date hereof, and as it may

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subsequently be amended, among News Corporation, Citibank, N.A., as depositary, and the holders from time to time of Preferred ADSs, or any successor to such deposit agreement.

     "News Depositary" means the depositary (presently Citibank, N.A.) under the News Deposit Agreement.

     "Offering Memorandum" has the meaning set forth in Section 3.6(b).

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Participants" has the meaning set forth in Section 7.3(f).

     "Paying Agent" has the meaning specified in Section 7.4(a).

     "Payment Amount" has the meaning specified in Section 6.1.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PORTAL Market" means the National Association of Securities Dealers Inc.'s market for designated foreign and domestic securities that are eligible for resale under Rule 144A of the Securities Act.

     "Preferred Securities Guarantee" means the guarantee agreement dated as of March 21, 2003 of News Corporation in respect of the Exchangeable Preferred Securities.

     "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

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     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Purchase Agreement" has the meaning set forth in Section 7.3(b).

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Registrar" has the meaning set forth in Section 7.4(a).

     "Registration Interest" means the additional interest which shall accrue on the Debentures and, accordingly, on the Exchangeable Preferred Securities in accordance with the Indenture and Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 21, 2003, among the Sponsor, the Trust, News Corporation and Salomon Smith Barney Inc. and J.P. Morgan Securities Inc., as representative of the Initial Purchasers.

     "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor, or any direct or indirect wholly owned subsidiary of such other Person.

     "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Restricted Definitive Exchangeable Preferred Security" means a Definitive Exchangeable Preferred Security with a Restricted Securities Legend.

     "Restricted Global Exchangeable Preferred Security" has the meaning set forth in Section 7.3(c).

     "Restricted Exchangeable Preferred Security" means a Restricted Definitive Exchangeable Preferred Security or a Restricted Global Exchangeable Preferred Security.

     "Restricted Period" means the one-year period following the last issue date for the Exchangeable Preferred Securities (including Common Securities issued in connection with

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related capital contributions). The Sponsor shall inform the Trustee as to the termination of the restricted period and the Trustee may rely conclusively thereon.

     "Restricted Securities Legend" has the meaning set for in Section 9.2(i).

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities" means the Common Securities and the Exchangeable Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Security Register" has the meaning set forth in Section 7.4(a).

     "Sponsor" means News America Incorporated, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Successor Delaware Trustee" has the meaning set forth in Section 5.6(c).

     "Successor Entity" has the meaning set forth in Section 3.14(b).

     "Successor Property Trustee" has the meaning set forth in Section 5.6(b).

     "Successor Securities" has the meaning set forth in Section 3.14(b).

     "Super Majority" has the meaning set forth in Section 2.6(b)(ii).

     "Super Majority" has the meaning set forth in Section 2.6(b)(ii).

     "Tax Event" has the meaning set forth in the Indenture.

     "10% in stated liquidation amount of the Securities" means, except as provided in the terms of the Exchangeable Preferred Securities or otherwise by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Exchangeable Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate stated liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                                       12

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     "Terms" has the meaning set forth in Section 7.1(a).

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust" has the meaning set forth in the preamble.

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                                   ARTICLE II
                               TRUST INDENTURE ACT

Section 2.1    Trust Indenture Act; Application.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 2.2    Lists of Holders of Securities.

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date,

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provided, that neither the Sponsor nor the Regular Trustees on behalf of the
Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

Section 2.3    Reports by the Property Trustee.

     Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Exchangeable Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

Section 2.4    Periodic Reports to the Property Trustee.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

Section 2.5    Evidence of Compliance with Conditions Precedent.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

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Section 2.6    Events of Default; Waiver.

     (a) The Property Trustee, as holder of the Debentures, shall vote all of the Debentures held by it with respect to a waiver of any past Event of Default in respect of the Debentures and its consequences, in proportion to the votes of the Holders of the Exchangeable Preferred Securities issued pursuant hereto; provided, that, if the underlying Event of Default under the Indenture is not waivable under the Indenture, the Declaration Event of Default under this Declaration shall also not be waivable.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
     Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon any waiver obtained or provided in the Indenture, any such default shall cease to exist, and any Declaration Event of Default with respect to the Exchangeable Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or a Declaration Event of Default with respect to the Exchangeable Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Exchangeable Preferred Securities of a Declaration Event of Default with respect to the Exchangeable Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Declaration Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in stated liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Declaration Event of Default with respect to the Common Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided in this Section 2.6(b), the Declaration Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount at maturity of the holders of the Debentures (a "Super Majority") to be waived, except where the Holders of the Common Securities are deemed to have waived such Declaration Event of Default as provided in this Section 2.6(b), the Declaration Event of Default may only be waived by the vote of the Holders of at least the proportion in stated liquidation amount of the Common Securities that the relevant Super Majority represents voting together with Holders of Exchangeable Preferred Securities as a single class of the aggregate principal amount of the Debentures outstanding;

provided, further, that each Holder of Common Securities will be deemed to have waived any such Declaration Event of Default and all Declaration Events of Default with respect to the Common Securities and its consequences until all Declaration Events of Default with respect to the Exchangeable Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Exchangeable Preferred Securities and only the Holders of the Exchangeable Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Declaration Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Declaration Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Exchangeable Preferred Securities constitutes a waiver of the corresponding Declaration Event of Default. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

Section 2.7    Event of Default; Notice.

     (a) The Property Trustee shall, within 10 days after the occurrence of a default actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, the Regular Trustees and the News Corporation, notices of all defaults with respect to the Securities, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 5.1(1) and 5.1(2) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III
                                  ORGANIZATION

Section 3.1    Name.

     The Trust is named "News Corporation Finance Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the registered Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

Section 3.2    Office.

     The address of the registered principal office of the Trust is c/o News America Incorporated, 1211 Avenue of the Americas, New York, New York 10036,
Attention: Arthur M. Siskind, Esq. On 10 Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

Section 3.3    Purpose.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and
(b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

Section 3.4    Authority.

     (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Regular Trustee or, if there is only one, such Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by a majority of the Regular Trustees.

     (d) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

Section 3.5    Title to Property of the Trust.

     Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 3.6    Powers and Duties of the Regular Trustees.

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to issue and sell the Exchangeable Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Exchangeable Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Exchangeable Preferred Securities and Common Securities on the Closing Date and, to the extent applicable, on any Date of Delivery (as defined in the Purchase Agreement);

     (b) in connection with the issue and sale of the Exchangeable Preferred Securities, at the direction of the Sponsor, to:

          (i) execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor in relation to the offering and sale of the Exchangeable Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and to execute and file with the Commission on behalf of the Trust a registration statement on Form F-3 or on another appropriate form prepared by the Sponsor, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Exchangeable Preferred Securities pursuant to the Registration Rights Agreement;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Exchangeable Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Exchangeable Preferred Securities for sale;

          (iii) execute and file an application, prepared by the Sponsor, to the PORTAL Market and, at such time as determined by the Sponsor;

          (iv) execute and deliver letters, documents or instruments with The Depository Trust Company relating to the Exchangeable Preferred Securities; and

          (v) execute and enter into the Purchase Agreement, the Registration Rights Agreement and any Common Securities purchase agreement and other related agreements providing for the sale of the Exchangeable Preferred Securities or the Common Securities;

     (c) to acquire the Debentures with the proceeds of the sale of the Exchangeable Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Exchangeable Preferred Securities and the Holders of Common Securities;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any ministerial action, such as filing a form or making an election, or pursuing some other similar measure which in the sole judgment of the Sponsor, has or will cause no adverse effect on the Trust, the Sponsor or the Holders of the Securities and will involve no material cost in relation to a Tax Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Exchangeable Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities, the Purchase Agreement and the Registration Rights Agreement;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

     (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of the deferral of payments of interest on the Debentures on account of the Debenture Issuer's extending the interest payment period on the Debentures under the Indenture;

     (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Exchangeable Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

          (iii) cooperating with the Debenture Issuer to ensure that (x) the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes and (y) the Trust is classified for United States federal income tax purposes as a grantor trust;

     provided, that any such action does not adversely affect the interests of Holders;

     (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

     (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

     The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor and News Corporation.

Section 3.7    Prohibition of Actions by the Trust and the Trustees.

     (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

          (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (ii) acquire any assets other than as expressly provided herein;

          (iii) possess Trust property for other than a Trust purpose;

          (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (vii) other than as provided in this Declaration or Annex I hereto,
     (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such modification will not cause more than an insubstantial risk that (x) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act or (y) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

Section 3.8    Powers and Duties of the Property Trustee.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c) The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Exchangeable Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Exchangeable Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Exchangeable Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

          (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

     (f) The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default on the Debentures actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

     (h) The Property Trustee will act as Paying Agent and Registrar in both London and New York to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

     (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

     The Property Trustee shall exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

Section 3.9    Certain Duties and Responsibilities of the Property Trustee.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but shall not be required to confirm the mathematical accuracy thereof);

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Stated Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

Section 3.10   Certain Rights of Property Trustee.

     (a) Subject to the provisions of Section 3.9:

          (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or facsimile form) reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

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

          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall not incur liability of any kind in connection with any such inquiry or investigation;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

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

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

Section 3.11   Delaware Trustee.

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act.

Section 3.12   Not Responsible for Recitals or Issuance of Securities.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

Section 3.13   Duration of Trust.

     The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until March 15, 2024.

Section 3.14   Mergers.

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any corporation or other entity or body, except as described in Section 3.14(b) and (c).

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

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided, that:

          (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Exchangeable Preferred Securities other securities having substantially the same terms as the Exchangeable Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Exchangeable Preferred Securities rank with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

          (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Exchangeable Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation or replacement does not cause the Exchangeable Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Exchangeable Preferred Securities (including any Successor Securities) in any material respect;

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) News Corporation or any permitted successor or assignee continues to own, directly or indirectly, 100% of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Exchangeable Preferred Securities Guarantee; and

          (viii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Property Trustee and experienced in such matters to the effect that:


               (A) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

               (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes.

     (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of Holders of 100% in stated liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if, in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

Section 4.1    Sponsor's Purchase of Common Securities.

     On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, for an amount at least equal to 1% of the capital of the Trust, at the same time as the Exchangeable Preferred Securities are sold.

Section 4.2    Responsibilities of the Sponsor.

     In connection with the issuance and sale of the Exchangeable Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare the Offering Memorandum and to prepare for filing by the Trust with the Commission a registration statement on Form F-3 or on another appropriate form, including any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Exchangeable Preferred Securities;

     (b) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Exchangeable Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

     (c) to prepare for filing by the Trust an application to list the Exchangeable Preferred Securities on the PORTAL Market;

     (d) to negotiate the terms of the Purchase Agreement, the Registration Rights Agreement and any Common Securities purchase agreement and other related agreements providing for the sale of the Exchangeable Preferred Securities or the Common Securities.

Section 4.3    Right to Proceed.

     The Sponsor acknowledges the rights of the Holders of Exchangeable Preferred Securities, in the circumstances set out in Annex I, to institute a proceeding directly against the Company for enforcement of their obligations on the Debentures.

                                    ARTICLE V
                                    TRUSTEES

Section 5.1    Number of Trustees.

     The number of Trustees shall initially be three (3), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in stated liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided, however, that the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware; (2) there shall be at least one Regular Trustee who is an employee or officer of, or is affiliated with the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

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

Section 5.2    Delaware Trustee.

     If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided, that if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

Section 5.3    Property Trustee; Eligibility.

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

          (i) not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent Rule 3a-5 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall promptly resign in the manner and with the effect set forth in Section 5.6(d).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder

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

of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Property Trustee shall be set forth in Section 5.5 hereof.

Section 5.4    Qualifications of Regular Trustees and Delaware Trustee
               Generally.

     Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

Section 5.5    Initial Trustees.

     (a) The initial Regular Trustees shall be:

               Arthur M. Siskind
               David F. DeVoe
               Paula M. Wardynski
               c/o News America Incorporated
               1211 Avenue of the Americas
               New York, NY  10036

     The initial Delaware Trustee shall be:

               The Bank of New York
               700 White Clay Centre
               Route 273
               Newark, Delaware  19711

     The initial Property Trustee shall be:

               The Bank of New York
               101 Barclay Street, Fl. 8W
               New York, New York  10286
               Attention:  Corporate Trust Administration

Section 5.6    Appointment, Removal and Resignation of Trustees.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

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

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

          (ii) after the issuance of any Securities, by vote of the Holders of a majority in stated liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

     (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

               (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee as the case may

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

be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 30 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition at the expense of the Sponsor any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

Section 5.7    Vacancies among Trustees.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

Section 5.8    Effect of Vacancies.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

Section 5.9    Meetings.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any

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

committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

Section 5.10   Delegation of Power.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 5.11   Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

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

                                   ARTICLE VI
                                  DISTRIBUTIONS

Section 6.1    Distributions.

     Distributions shall be made on the Exchangeable Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of principal of, premium, if any, or interest, if any, (excluding Additional Interest, if any, which the Trust shall apply to the payment of taxes, duties, assessments and governmental charges which gave rise to such Additional Interest) on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders (each day on which Distributions are payable in accordance with this Section 6.1, a "Distribution Payment Date").

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

Section 7.1    General Provisions Regarding Securities.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of exchangeable preferred securities, representing undivided beneficial interests in the assets of the Trust, its 0.75% Senior Exchangeable BUCS(sm) (the "Exchangeable Preferred Securities") having such terms (the "Terms") as are set forth in Annex I and one class of exchangeable common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities") having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Exchangeable Preferred Securities and the Common Securities. Any reference to "BUCS" in any Security or any Certificate or otherwise in connection with this Declaration shall be deemed a reference to Exchangeable Preferred Securities. The Trust shall issue no Securities in bearer form.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

     (d) Every Person, by virtue of having become a Holder or an Exchangeable Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

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

     (e) The Securities shall have no preemptive rights.

Section 7.2    Execution and Authentication.

     (a) The Securities shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

     (b) One Regular Trustee shall sign the Exchangeable Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     (c) An Exchangeable Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Exchangeable Preferred Security has been authenticated under this Declaration. All securities shall be dated the date of their authentication; provided, however, that each Exchangeable Preferred Security issued hereunder shall be deemed for all purposes of this Declaration to have been issued on March 21, 2003.

     (d) Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Exchangeable Preferred Securities for original issue in paragraph 5 of the Securities. The aggregate number of Exchangeable Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

     (e) The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Exchangeable Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

Section 7.3    Form and Dating.

     (a) The Exchangeable Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or

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

other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Exchangeable Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. All securities shall be dated the date of their authentication.

     (b) Global Securities. The Exchangeable Preferred Securities are being offered and sold by the Trust pursuant to a Purchase Agreement relating to the Exchangeable Preferred Securities, dated March 18, 2003 , among, inter alia, the Trust, the Sponsor, News Corporation and Initial Purchasers (as defined therein) (the "Purchase Agreement").

     (c) The Exchangeable Preferred Securities shall be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Exhibit A-1 hereto (a "Restricted Global Exchangeable Preferred Security"), which shall be deposited on behalf of the purchasers of the Exchangeable Preferred Securities represented thereby with the Property Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Exchangeable Preferred Securities represented by the Restricted Global Exchangeable Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

     (d) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Restricted Global Exchangeable Preferred Securities and such other Exchangeable Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

     (e) The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Restricted Global Exchangeable Preferred Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and
(b) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's written instructions or held by the Property Trustee as custodian for the Depositary.

     (f) Members of, or participants in, the Depositary ("Participants") shall have no rights under this Declaration with respect to any Restricted Global Exchangeable Preferred Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the

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

Depositary or under such Restricted Global Exchangeable Preferred Security, and the Depositary may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Restricted Global Exchangeable Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Restricted Global Exchangeable Preferred Security.

     (g) Definitive Exchangeable Preferred Securities. Except as provided in
Section 7.9, owners of beneficial interests in a Restricted Global Exchangeable Preferred Security will not be entitled to receive physical delivery of certificated Exchangeable Preferred Securities ("Definitive Exchangeable Preferred Securities").

Section 7.4    Registrar, Paying Agent and Exchange Agent.

     (a) The Trust shall maintain in the Borough of Manhattan, the City of New York, State of New York or in the city of London, England, as the case may be,
(i) an office or agency where Exchangeable Preferred Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Exchangeable Preferred Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register (the "Security Register") of the Exchangeable Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional exchange agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Exchange Agent for the Common Securities.

     (b) The Trust initially appoints the Property Trustee as Registrar, Paying Agent, and Exchange Agent for the Preferred Securities.

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Section 7.5    Paying Agent to Hold Money in Trust.

     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distributions on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

Section 7.6    Replacement Securities.

     (a) If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Exchangeable Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

     (b) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Sponsor pursuant to Article III hereof, the Sponsor in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     (c) Every replacement Security is an additional obligation of the Trust.

Section 7.7    Outstanding Exchangeable Preferred Securities.

     (a) The Exchangeable Preferred Securities outstanding at any time are all the Exchangeable Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     (b) If an Exchangeable Preferred Security is replaced, paid or purchased pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives

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

proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

     (c) If Exchangeable Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

     (d) An Exchangeable Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

Section 7.8    Exchangeable Preferred Securities in Treasury.

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Exchangeable Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

Section 7.9    Temporary Securities.

     (a) Until Securities are ready for delivery, the Trust may prepare and, in the case of the Exchangeable Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Exchangeable Preferred Securities, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

     (b) A Global Exchangeable Preferred Security deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to Section
7.3 shall be transferred to the beneficial owners thereof in the form of certificated Definitive Exchangeable Preferred Securities only if such transfer complies with Section 9.2 and (i) the Depositary notifies the Trust and News Corporation that it is unwilling or unable to continue as Depositary for such Global Preferred Security or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Sponsor within 90 days of such notice, or (ii) News Corporation, at its option, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Exchangeable Preferred Securities or
(iii) an Event of Default has occurred and is continuing and the Holders of a Majority in stated liquidation amount of the Exchangeable Preferred Securities elect to cause the issuance of Definitive Exchangeable Preferred Securities.

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

     (c) Any Global Exchangeable Preferred Security that is transferable to the beneficial owners thereof in the form of certificated Exchangeable Preferred Securities pursuant to this Section 7.9 shall be surrendered by the Depositary to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Exchangeable Preferred Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Global Exchangeable Preferred Security transferred pursuant to this Section shall be registered in such names as the Depositary shall direct. Any Exchangeable Preferred Security in the form of certificated Exchangeable Preferred Securities delivered in exchange for an interest in the Restricted Global Exchangeable Preferred Security shall, except as otherwise provided by Sections 7.3 and 9.1 bear the Restricted Securities Legend set forth in Exhibit A-1 hereto.

     (d) Subject to the provisions of Section 7.9(c), the registered holder of a Global Exchangeable Preferred Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

     (e) In the event of the occurrence of either of the events specified in
Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Securities in definite, fully registered form without interest coupons.

Section 7.10   Cancellation.

     The Trust at any time may deliver Exchangeable Preferred Securities, including, without limitation, Exchangeable Preferred Securities held in the name of News Corporation or any of its subsidiaries or nominees, to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Exchangeable Preferred Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly (i) cancel all Exchangeable Preferred Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation, (ii) dispose of cancelled Exchangeable Preferred Securities as the Trust directs, provided that the Property Trustee shall not be obligated to destroy Exchangeable Preferred Securities, (iii) transfer to the Company for cancellation Debentures having an original principal amount equal to the original liquidation amount of the cancelled Exchangeable Preferred Securities and (iv) cancel such number of Common Securities as will result in the Common Securities remaining outstanding representing 1% of the remaining capital of the Trust and return the stated liquidation amount thereof to the Company or its designee (unless the Company shall advise the Property Trustee to cancel a lesser number of Common Securities). The Trust may not issue new Exchangeable Preferred Securities to replace Exchangeable Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has exchanged.

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                                  ARTICLE VIII
                              TERMINATION OF TRUST

Section 8.1    Termination of Trust.

     (a) The Trust shall dissolve:

          (i) upon the bankruptcy of the Sponsor or News Corporation;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or News Corporation; the consent of at least a Majority in Stated Liquidation Amount of the Securities, voting together as a single class, to file a certificate of cancellation with respect to the Trust, or the revocation of the charter of the Sponsor or News Corporation and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolution of the Sponsor or News Corporation or the Trust;

          (iv) when all of the Debentures shall have been exchanged or called for redemption and the amounts necessary for redemption thereof, including any Additional Interest, or Registration Interest shall have been paid to the Property Trustee and the Property Trustee shall have redeemed the Securities in accordance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Tax Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

          (vi) before the issuance of any Securities, with the consent of all the Regular Trustees and the Sponsor;

          (vii) upon the repayment of the Debentures or at such time as no Debentures are outstanding;

          (viii) upon written direction to the Property Trustee by News America to dissolve the Trust; or

          (ix) upon the expiration of the term of the Trust on March 15, 2024.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon the completion of the winding up and liquidation of the Trust, the Trustees (each of which is hereby authorized to take such action) shall file a certificate of

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

cancellation with the Secretary of State of the State of Delaware terminating the Trust and, upon such filing, the respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                             TRANSFERS AND EXCHANGE

Section 9.1    General.

     (a) Where Exchangeable Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Exchangeable Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Exchangeable Preferred Securities at the Registrar's request.

     (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party; provided, that any such transfer is subject to the condition precedent that the transferor obtain for delivery to the Trust and the Property Trustee the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     (d) The Regular Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Regular Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each

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

Security surrendered for registration of transfer shall be cancelled by the Regular Trustees. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

Section 9.2    Transfer Procedures and Restrictions.

     (a) General. Except as otherwise provided herein, if Exchangeable Preferred Securities are issued upon the transfer, exchange or replacement of Exchangeable Preferred Securities bearing the Restricted Securities Legend, or if a request is made to remove such Restricted Securities Legend on Exchangeable Preferred Securities, the Exchangeable Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which shall include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Exchangeable Preferred Securities that do not bear the Restricted Securities Legend.

     (b) Transfers Under Effective Shelf Registration Statement. After the effectiveness of a shelf registration statement for any Exchangeable Preferred Securities, all requirements pertaining to legends on such Exchangeable Preferred Securities will cease to apply, and beneficial interests in an Exchangeable Preferred Security in global form without legends will be available to transferees of such Exchangeable Preferred Securities, upon exchange of the transferring Holder's Restricted Definitive Exchangeable Preferred Securities or directions to transfer such Holder's beneficial interest in the Restricted Global Exchangeable Preferred Security, as the case may be. No such transfer or exchange of a Restricted Exchangeable Preferred Security or interest therein shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1 as to compliance by such person with the provisions of the Registration Rights Agreement applicable thereto. After the effectiveness of a Registration Statement, the Trust shall issue and the Property Trustee, upon written order of the Trust signed by one Regular Trustee, shall authenticate an Exchangeable Preferred Security in global form without the Restricted Securities Legend (the "Global Exchangeable Preferred Security") to deposit with the Depositary to evidence transfers of beneficial interests in the Restricted Global Exchangeable Preferred Securities and of Restricted Definitive Exchangeable Preferred Securities.

     (c) Transfer and Exchange of Definitive Exchangeable Preferred Securities. When Definitive Exchangeable Preferred Securities are presented to the Registrar or co-registrar

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

(x) to register the transfer of such Definitive Exchangeable Preferred Securities or (y) to exchange such Definitive Exchangeable Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Exchangeable Preferred Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Exchangeable Preferred Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) in the case of Definitive Exchangeable Preferred Securities that are Restricted Definitive Exchangeable Preferred Securities:

               (A) if such Restricted Definitive Exchangeable Preferred Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

               (B) if such Restricted Definitive Exchangeable Preferred Securities are being transferred a certification and any other evidence reasonably satisfactory to the Trust and Registrar as to the compliance with the restrictions set forth in the Restricted Securities Legend.

If Definitive Exchangeable Preferred Securities are issued, the Sponsor and Trustees shall adopt procedures from time to time governing the transfer and exchange of such securities.

     (d) [Intentionally left blank]

     (e) Transfer and Exchange of Global Exchangeable Preferred Securities. The transfer and exchange of Global Exchangeable Preferred Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.

     (f) [Intentionally left blank]

     (g) Restrictions on Transfer and Exchange of Global Exchangeable Preferred Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (i) of this Section 9.2, a Global Exchangeable Preferred Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

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

     (h) [Intentionally left blank]

     (i) Legend.

          (i) Except as permitted by the following paragraph (ii), each Exchangeable Preferred Security certificate evidencing the Global Exchangeable Preferred Securities and the Definitive Exchangeable Preferred Securities (and all Exchangeable Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE NEWS CORPORATION LIMITED OR NEWS AMERICA INCORPORATED, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR

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

     THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,
     (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          (ii) Upon any sale or transfer of a Restricted Exchangeable Preferred Security (including any Restricted Exchangeable Preferred Security represented by a Global Exchangeable Preferred Security) after such Restricted Exchangeable Preferred Security is no longer "restricted" within the meaning of Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

               (A) in the case of any Restricted Exchangeable Preferred Security that is a Definitive Exchangeable Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Exchangeable Preferred Security for a Definitive Exchangeable Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Exchangeable Preferred Security; and

               (B) in the case of any Restricted Exchangeable Preferred Security that is represented by a Global Exchangeable Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Exchangeable Preferred Security for another Global Exchangeable Preferred Security that does not bear the Restricted Securities Legend.

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

     (j) Cancellation or Adjustment of Global Exchangeable Preferred Security. At such time as all beneficial interests in a Global Exchangeable Preferred Security have either been exchanged for Definitive Exchangeable Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or cancelled in accordance with the terms of this Declaration, such Global Exchangeable Preferred Security shall be returned to the Depositary for cancellation or retained and cancelled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Exchangeable Preferred Security is exchanged for Definitive Exchangeable Preferred Securities, Exchangeable Preferred Securities represented by such Global Exchangeable Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Exchangeable Preferred Security) with respect to such Global Exchangeable Preferred Security, by the Property Trustee or the custodian, to reflect such reduction.

     (k) Obligations with Respect to Transfers and Exchanges of Exchangeable Preferred Securities.

          (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Exchangeable Preferred Securities and Global Exchangeable Preferred Securities at the Registrar's or co-registrar's request.

          (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) any Definitive Exchangeable Preferred Exchangeable Security selected for redemption in whole or in part pursuant to Annex I attached hereto, except the unredeemed portion of any Definitive Exchangeable Preferred Security being redeemed in part, or (b) any Exchangeable Preferred Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Exchangeable Preferred Securities or 15 Business Days before a semi-annual distribution date, if any.

          (iv) Prior to the due presentation for registrations of transfer of any Exchangeable Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name an Exchangeable Preferred Security is registered as the absolute owner of such Exchangeable Preferred Security for the purpose of receiving Distributions, if any, on such Exchangeable Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

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

          (v) All Exchangeable Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Exchangeable Preferred Securities surrendered upon such transfer or exchange.

     (l) No Obligation of the Property Trustee.

          (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Exchangeable Preferred Security, a Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Exchangeable Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Exchangeable Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Exchangeable Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Exchangeable Preferred Security). The rights of beneficial owners in any Global Exchangeable Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or any agent thereof with respect to its Participants and any beneficial owners.

          (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Exchangeable Preferred Security (including any transfers between or among Depositary Participants or beneficial owners in any Global Exchangeable Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 9.3    Deemed Security Holders.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions, if any, and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

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

Section 9.4    Book Entry Interests.

     Global Exchangeable Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and no Exchangeable Preferred Security Beneficial Owner will receive a Definitive Exchangeable Preferred Security Certificate representing such Exchangeable Preferred Security Beneficial Owner's interests in such Global Exchangeable Preferred Securities, except as provided in Section 9.2. Unless and until fully registered Definitive Exchangeable Preferred Securities Certificates have been issued to the Exchangeable Preferred Security Beneficial Owners pursuant to Section 9.2:

     (a) the provisions of this Section 9.4 shall be in full force and effect;

     (b) the Trust and the Trustees shall be entitled to deal with the Depositary for all purposes of this Declaration (including the payment of Distributions on the relevant Global Exchangeable Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Exchangeable Preferred Securities and the sole holder of the Global Exchangeable Preferred Securities and shall have no obligation to the Exchangeable Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

     (d) the rights of the Exchangeable Preferred Security Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Exchangeable Preferred Security Beneficial Owners and the Depositary and/or the Participants and receive and transmit payments of Distributions on the Global Certificates to such Participants. The Depositary will make book entry transfers among the Participants.

Section 9.5    Notices to Clearing Agency.

     Whenever a notice or other communication to the Exchangeable Preferred Security Holders is required under this Declaration, the Regular Trustees shall, in the case of any Global Exchangeable Preferred Security, give all such notices and communications specified herein to be given to the Exchangeable Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

Section 9.6    Appointment of Successor Clearing Agency.

     If the Depository elects to discontinue its services as securities depositary with respect to the Exchangeable Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Exchangeable Preferred Securities.

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                                    ARTICLE X
      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.1   Liability.

     (a) Except if and to the extent expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Exchangeable Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

Section 10.2   Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts

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pertinent to the existence and amount of assets from which Distributions to
Holders of Securities might properly be paid.

Section 10.3   Fiduciary Duty.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

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Section 10.4   Indemnification.

     (a) The Debenture Issuer and News Corporation shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Debenture Issuer and News Corporation shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

     (c) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in Sections 10.4(a) or 10.4(b), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under Sections 10.4(a) or 10.4(b) (unless ordered by a court) shall be made by the Debenture Issuer and News Corporation only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is

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proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 10.4(a) or 10.4(b). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
(2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

     (e) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in Sections 10.4(a) and 10.4(b) shall be paid by the Debenture Issuer and News Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer and News Corporation as authorized in this Section 10.4. Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer and News Corporation if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Exchangeable Preferred Security Holders.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer and News Corporation or Exchangeable Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4 shall be deemed to be provided by a contract between the Debenture Issuer and News Corporation and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4 is in effect. Any repeal or modification of this Section 10.4 shall not affect any rights or obligations then existing.

     (g) The Debenture Issuer or News Corporation or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out

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of his status as such, whether or not the Debenture Issuer or News Corporation would have the power to indemnify him against such liability under the provisions of this Section 10.4.

     (h) For purposes of this Section 10.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section
10.4 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

     (i) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (j) The Debenture Issuer and News Corporation, jointly and severally, agree to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability claim, damage or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) and reasonable legal fees and expenses incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(j) shall survive the satisfaction and discharge of this Declaration and resignation or removal of any Fiduciary Indemnified Person.

Section 10.5   Outside Businesses.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any

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Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

Section 11.1   Fiscal Year.

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 11.2   Certain Accounting Matters.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual

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income tax returns required to be filed by the Regular Trustees on behalf of the
Trust with any state or local taxing authority.

Section 11.3   Banking.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

Section 11.4   Withholding.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

Section 12.1   Amendments.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

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          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

          (iii) to the extent the result of such amendment would be to:

               (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company that is required to be registered under the Investment Company Act;

     (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Notwithstanding any other provision in this Declaration, no amendment shall be made to this Declaration and any such purported amendment shall be void and ineffective, unless upon (i) the consent of Holders representing not less than a Majority in Stated Liquidation Amount of the Securities or if only one class will be effected by the amendment, then not less than a Majority in Stated Liquidation Amount of the Securities (with respect to the

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

effected class of Securities only) and (ii) receipt by the Property Trustee an opinion of counsel to the effect that such amendment or the exercise of power granted to the Property Trustee in accordance with such amendment will not affect the Trust's status as a grantor trust for U.S. federal income tax purposes or the trust exemption from the status of an Investment Company;

     (e) Notwithstanding any other provision in this Declaration, without the unanimous consent of the Holders of Securities, no amendment shall be made to this Declaration and any such purported amendment shall be void and ineffective if such amendment will (i) change the amount or timing of any Distribution or any other amounts (whether cash or non-cash) required to be delivered and or paid pursuant to this Declaration, (ii) adversely affect the amount of any Distribution or any other amounts (whether cash or non-cash) required to be delivered and or paid pursuant to this Declaration or (iii) restrict the right of a Holder of Securities to institute suit for the enforcement of any payment under the Securities;

     (f) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (g) Article IV shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities;

     (h) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (i) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities and become effective upon notice to Holders of the Securities, if to:

          (i) cure any ambiguity, so long as such amendment does not adversely affect in any material respect the interests of any Holder of the Securities;

          (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration, so long as such amendment does not adversely affect in any material respect the interests of any Holder of the Securities;

          (iii) add to the covenants, restrictions or obligations of the Sponsor;

          (iv) modify, eliminate or add to any provision to this Declaration to such extent as necessary to ensure that the Trust will be classified for U.S. federal income tax purposes as a grantor trust or to ensure that Trust will not be required to register as an Investment Company;

          (v) maintain the qualification of this Declaration under the Trust Indenture Act; or

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          (vi) conform to any change in Rule 3a-5 or written change in interpretation (including any change evidenced by a "no-action" letter issued by the staff of the Commission) or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

Section 12.2   Meetings of the Holders of Securities; Action by Written Consent.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Exchangeable Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities or as may otherwise be required by applicable law, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange or over-the-counter market on which the Exchangeable Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

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          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Exchangeable Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

Section 13.1   Representations and Warranties of Property Trustee.

     The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property

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

Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Organization Certificate or By-laws of the Property Trustee; and

     (d) No consent, approval or authorization of, or registration with or notice to, any New York State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

Section 13.2   Representations and Warranties of Delaware Trustee.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the Closing Date, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee is a duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

     (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Organization Certificate or by-laws of the Delaware Trustee;

     (d) No consent, approval or authorization of, or registration with or notice to, any Delaware State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration;

     (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware; and

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

     (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration.

                                   ARTICLE XIV
                               REGISTRATION RIGHTS

Section 14.1   Registration Rights.

     The Holders of the Exchangeable Preferred Securities, the Debentures, the Preferred Securities Guarantee, the Guarantee and the BSkyB Ordinary Shares are entitled to the benefits of the Registration Rights Agreement.

                                   ARTICLE XV
                                  MISCELLANEOUS

Section 15.1   Notices.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               News Corporation Finance Trust II
               c/o News America Incorporated
               1211 Avenue of the Americas
               New York, NY  10036
               Attention:       Arthur M. Siskind, Esq.

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

               The Bank of New York (Delaware)
               700 White Clay Centre
               Route 273
               Newark, Delaware  19711

     (c) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

               The Bank of New York
               101 Barclay Street, Fl 8W
               New York, New York  10286
               Attention:  Corporate Trust Administration

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

               News America Incorporated
               1211 Avenue of the Americas
               New York, NY  10036
               Attention:  Arthur M. Siskind, Esq.

     (e) if given to any other Holder, at the address set forth in the Security Register.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 15.2   Governing Law.

     THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF HOLDERS, THE TRUST, THE SPONSOR AND THE TRUSTEES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE TRUST, THE SPONSOR, THE TRUSTEES OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REALTY OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO

TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

Section 15.3   Intention of the Parties.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

Section 15.4   Headings.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

Section 15.5   Successors and Assigns.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

Section 15.6   Partial Enforceability.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 15.7   Counterparts.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                       /s/ Arthur M. Siskind
                                       -----------------------------------------
                                       Arthur M. Siskind, as Regular Trustee

                                       /s/ David F. DeVoe
                                       -----------------------------------------
                                       David F. DeVoe, as Regular Trustee

                                       /s/ Paula M. Wardynski
                                       -----------------------------------------
                                       Paula M. Wardynski, as Regular Trustee


                                       THE BANK OF NEW YORK (DELAWARE),
                                       as Delaware Trustee

                                       By: /s/ Patrick J. Burns, Sr.
                                          --------------------------------------

                                       Name:  Patrick J. Burns, Sr.
                                            ------------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------


                                       THE BANK OF NEW YORK, as Property Trustee


                                       By: /s/ Kisha A. Holder
                                          --------------------------------------

                                       Name: Kisha A. Holder
                                            ------------------------------------

                                       Title: Assistant Treasurer
                                             -----------------------------------

                                       NEWS AMERICA INCORPORATED, as Sponsor

                                       By:    /s/ Arthur M. Siskind
                                              ----------------------------------

                                       Name:  Arthur M. Siskind
                                              ----------------------------------

                                       Title: Senior Executive Vice President
                                              ----------------------------------

                                     ANNEX I

                               TERMS OF SECURITIES

                Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of News Corporation Finance Trust II (the "Trust"), dated as of March 21, 2003 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Exchangeable Preferred Securities and the Common Securities are set out below (for the avoidance of doubt, each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Indenture referred to below):

        1.      Designation and Number.

                (a) Exchangeable Preferred Securities. Up to 1,750,000 Exchangeable Preferred Securities of the Trust with an aggregate original stated liquidation preference with respect to the assets of the Trust of up to ONE BILLION, SEVEN HUNDRED AND FIFTY MILLION UNITED STATES DOLLARS (US$1,750,000,000), and an original stated liquidation preference with respect to the assets of the Trust of US$1,000 per exchangeable preferred security (the "Original Liquidation Preference"), are hereby designated for the purposes of identification only as 0.75% Senior Exchangeable Preferred Securities (the "Exchangeable Preferred Securities"). The Exchangeable Preferred Security Certificates evidencing the Exchangeable Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Exchangeable Preferred Securities are listed.

                (b) Common Securities. Up to 17,677 Common Securities of the Trust with an aggregate stated original liquidation amount with respect to the assets of the Trust of up to seventeen million, six hundred and seventy seven dollars (US$17,677,000), and a stated original liquidation amount with respect to the assets of the Trust of US$1,000 liquidation amount per common security, are hereby designated for the purposes of identification only as "0.75% Senior Exchangeable Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. "Original Liquidation Amount" shall mean with respect to (i) an Exchangeable Preferred Security, the Original Liquidation Preference thereof and (ii) a Common Security, US$1,000.

        2.      Distributions.

                The sole assets of the Trust will consist of up to US$1,767,677,000 aggregate Original Principal Amount of 0.75% Senior Exchangeable Debentures due March 15, 2023 (the "Debentures"), issued by News America Incorporated, a Delaware corporation ("News America" or the "Company"), pursuant to an Indenture (the "Indenture"), dated as of March 21, 2003, among News America, The News Corporation Limited, an Australian corporation ("News Corporation"), as guarantor of the Debentures, on behalf of itself and certain of its subsidiaries which are named in such Indenture as guarantors (News Corporation and such subsidiaries, the "Guarantors"), and The Bank of New York, as Trustee (the "Indenture Trustee"). The Indenture is attached hereto as Exhibit 1 to the Declaration.

                (a) News America is obligated under the Indenture to pay interest to the Trust, as holder of the Debentures, in the amounts and at the times set forth in the Indenture. The Holders of the Securities shall be entitled to such payments as Distributions on the Securities, pro rata, on the identical interest payment dates as are set forth in the Indenture for payments on the Debentures. The record dates for such payments shall also be identical to the record dates for payment of interest on the Debentures. A Distribution is payable only to the extent that payments are made in respect of the Debentures by News America or the Guarantors to the Trust.

                (b) News America is obligated under the Indenture to pay Regular Additional Distributions (as defined in the Indenture) to the Trust, as holder of the Debentures. The Holders of the Securities shall be entitled to be paid the amounts of such Regular Additional Distributions as Distributions on the Securities, pro rata, on the payment dates for such Regular Additional Distributions under the Indenture. The record dates for such Distributions shall be identical to the record dates for the Regular Additional Distributions. Such Distributions are payable by the Trust only to the extent the Regular Distributions are paid to the Trust by News America or the Guarantors.

                (c) News America is obligated under the Indenture to pay Extraordinary Additional Distributions (as defined in the Indenture) to the Trust, as holder of the Debentures. The Holders of the Securities shall be entitled to be paid the amounts of such Extraordinary Additional Distributions as Distributions on the Securities, pro rata, on the payment dates for such Extraordinary Additional Distributions under the Indenture. The record dates for such Distributions shall be identical to the record dates for the Extraordinary Additional Distributions. Such Distributions are payable by the Trust only to the extent the Extraordinary Distributions are paid to the Trust by News America or the Guarantors.

                (d) Any of the above Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the relevant record date. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Global Exchangeable Preferred Securities will be made to The Depository Trust Company (the "DTC"), which will credit the relevant accounts at the DTC on the applicable Distribution Payment Dates or, in the case of certificated securities, such payments shall be made by check mailed to the address of the Holder entitled thereto at such address appearing on the register of the Trust. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of News America and the Guarantors having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Declaration and the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

        3.      Liquidation Distribution Upon Dissolution.

                In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (each, a "Liquidation"), the Holders of the Securities on the date of the Liquidation, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors of the Trust pursuant to applicable law, Distributions in an amount equal to the aggregate of the Adjusted Liquidation Amount (defined below) of the Securities plus all accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate Original Principal Amount equal to the aggregate Original Liquidation Amount of such Securities shall be distributed on a pro rata basis in accordance with paragraph 12 below to the Holders of the Securities.

                Section 2.11 of the Indenture provides that in the event of payment of an Extraordinary Distribution on the Reference Shares, the Original Principal Amount of the Debentures will be reduced and may be further reduced as provided in such Section 2.11 of the Indenture. To the extent these amounts are distributed to the Holders of Securities as provided above, the Original Liquidation Amount will also be reduced and the adjusted amount is referred to herein as the "Adjusted Liquidation Amount."

                If, upon any Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a pro rata basis to the Holders of the Securities in accordance with paragraph 12 below.

                On and from the date fixed for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities will be deemed to represent beneficial interests in the Liquidation Distribution until such certificates are presented to the Company or its agent for transfer or reissuance.

        4.      Redemption at the Option of the Company.

                (a) The Debentures will not be redeemable prior to March 20, 2010, except under limited circumstances described in the Indenture and in paragraphs 4(b) and 4(c) hereof. Thereafter, the Debentures will be redeemable, in whole or in part, at the option of the Company, and if the Debentures are redeemed, the Trust will redeem Securities having an aggregate Original Liquidation Amount equal to the aggregate Original Principal Amount of the Debentures so redeemed, at a redemption price equal to the Adjusted Principal Amount plus accrued and unpaid interest to but not including the Redemption Date, plus any Final Period Distribution (as defined in the Indenture) (the "Redemption Price"). The Company has the right to elect the manner of payment of the Redemption Price on the Redemption Date. The Debentures (and, therefore, the Securities) to be redeemed on any Redemption Date may be paid for, at the election of the Company, in cash, BSkyB Ordinary Shares, or in any combination thereof (the "Redemption Consideration"), subject to the terms of the Indenture. The Company shall designate, in a Redemption/Distribution Notice delivered pursuant to paragraph 4(d) below, whether the Company will redeem the Securities for cash or BSkyB Ordinary Shares or, if a combination thereof, the percentages of the Redemption Price which it will pay in each form of Redemption Consideration; provided that the Company shall pay cash for any fractional interests in BSkyB Ordinary Shares.

                (b) Upon the payment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event or the Company's obligation to pay "Additional Amounts" described in Section 3.7 of the Indenture), the proceeds from such payment shall be simultaneously applied to redeem Securities having an aggregate Original Liquidation Amount equal to the aggregate Original Principal Amount of the Debentures so repaid or redeemed at the Redemption Price. Holders of Securities shall be given not less than 30 days nor more than 60 days' notice by the Trust of such redemption. Upon the payment of the Debentures at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such payment will be applied to redeem the Securities, in whole, upon not less than 30 days nor more than 60 days' notice (except in the case of payment at maturity).

                (c) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all semi-annual distribution periods terminating on or before the date of redemption.

                (d) Redemption or Distribution procedures will be as follows:

                        (i) Notice of any redemption of, or notice of distribution of Debentures in exchange, for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of the Securities to be redeemed or exchanged not fewer than 30 days nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(d)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the persons required in paragraph 4(d)(v) below. Each Redemption/Distribution Notice shall be addressed to the Holders of the Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder. The Redemption/Distribution Notice shall identify the Securities being redeemed or exchanged and shall state:

        In the event of a redemption:

                (1)     the Redemption Date;

                (2) the Redemption Price and Redemption Consideration and components thereof if necessary;

                (3) the Exchange Rate (as such term is defined in the Indenture) then in effect;

                (4)     the name and address of the Paying Agent and Exchange
        Agent;

                (5) that Securities called for redemption may be exchanged at any time before the close of business on the third Business Day prior to the Redemption Date;

                (6) that Holders who want to exchange Securities must satisfy the requirements set forth in paragraph 7 of this Annex I;

                (7) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                (8) that if fewer than all the outstanding Securities are to be redeemed, the certificate numbers, if any, and Original Liquidation Preferences of the particular Securities to be redeemed;

                (9) that, unless the Company defaults in making payment of such Redemption Price, interest on Securities called for redemption will cease to accrue on and after the Redemption Date; and

                (10)    the CUSIP number of the Securities.

                Provided that in the event that the Company has elected to pay the Redemption Price (or a specified percentage thereof) with a form of Redemption Consideration other than cash on the Redemption Date, the notice shall also:

                (1) state that each Holder will receive BSkyB Ordinary Shares equal to such specified percentage of the Redemption Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares); and

                (2) set forth the calculation of the number of shares to be delivered;

        or in the event of a distribution of the Debentures:

                (1)     the distribution date of the Debentures;

                (2) that, from and after such date referred to in (i) immediately above that the Securities will no longer be outstanding and any Securities not surrendered for exchange will be deemed to represent the Adjusted Principal Amount of Debentures equal to the aggregate Adjusted Liquidation Amount of such Securities; and

                (3) provide such information with respect to the mechanics by which Holders of Securities must exchange Securities for Debentures, as the Regular Trustees or Property Trustee deem appropriate.

                        (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed pro rata from each Holder of Securities, it being understood that, in respect of Exchangeable Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing

Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                        (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to Exchangeable Preferred Securities held in book-entry only form, by 10:00 a.m., New York City time, on the applicable dates as set forth in the Indenture, provided that the Debenture Issuer has paid to the Property Trustee the amount of cash or other Redemption Consideration required by the Indenture in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Depositary or its nominee (or any successor Clearing Agency or its nominee) cash and/or other Redemption Consideration sufficient to pay the applicable Redemption Price with respect to such Exchangeable Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of such Global Exchangeable Preferred Securities and Restricted Global Exchangeable Preferred Securities, and (B) with respect to Exchangeable Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid to the Property Trustee the amount of cash and/or other Redemption Consideration in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent cash and/or other Redemption Consideration sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates.

                If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of the Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by News Corporation or by any Guarantor, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption.

                        (iv) In the event of any redemption in part, the Trust shall not be required to (i) issue or register the transfer of or exchange of any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all Holders of Securities to be so redeemed and
(ii) register the transfer of or exchange of any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

                        (v) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of the Exchangeable Preferred Securities held in book-entry form, DTC or its nominee and, in the case of Securities held in certificated form, to the Holder thereof and (B) in respect of the Common Securities, to the Holder thereof.

                        (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), News Corporation or any of its subsidiaries or nominees may at any time and from time to time purchase outstanding Exchangeable Preferred Securities by tender, in the open market or by private agreement. Any such Exchangeable Preferred Securities held by News Corporation or any of its subsidiaries may be delivered to the Property Trustee for cancellation in accordance with Section 7.10 of the Declaration.

                        (vii) In the event BSkyB Ordinary Shares are delivered upon a redemption at the option of the Company, the number of shares deliverable shall be determined by dividing the Redemption Price by the Current Market Value of BSkyB Ordinary Shares.

        5.      Repurchase Upon Change of Control Triggering Event

                (a) If there shall have occurred a Change of Control Triggering Event (as defined in the Indenture), the Company will be required to make an offer to repurchase the Debentures and the Trust will be required to make an offer to repurchase the Exchangeable Preferred Securities (the "Change of Control Offer"). Securities shall be purchased by the Trust, at the option of the Holder thereof, in whole or in part, on a date that is selected by News Corporation and is not earlier than 30 days nor later than 60 days after the date the Change of Control Notice referred to below is given to Holders or such later date as may be necessary for the Trust to comply with requirements under the Exchange Act (such date, or such later date, being the "Change of Control Purchase Date"), at a purchase price in cash (the "Change of Control Purchase Price") equal to the Adjusted Liquidation Amount as of the Change of Control Purchase Date plus any accrued and unpaid Distributions to, but in each case excluding, the Change of Control Purchase Date, plus any Final Period Distribution subject to satisfaction by or on behalf of the Holder of the requirements set forth in paragraph 5(c) below.

                (b) Within 15 Business Days after the occurrence of a Change of Control Triggering Event, the Company shall given written notice of such Change of Control Triggering Event (a "Change of Control Notice") to the Property Trustee, and the Property Trustee shall promptly upon its receipt of such notice forward a copy of such notice to Holders. The Trustees shall be under no obligation to ascertain the occurrence of a Change of Control Triggering Event or to give notice with respect thereto other than as provided above upon receipt of a Change of Control Notice from the Company. The Change of Control Notice shall state:

                        (i) that the Change of Control Offer is being made pursuant to the terms of Annex I of the Declaration and to the Indenture and that all Securities validly tendered will be accepted for payment;

                        (ii) the Change of Control Purchase Price and the Change of Control Purchase Date;

                        (iii) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue Distributions on the Change of Control Purchase Date and that any Security not purchased will continue to accrue Distributions;

                        (iv) that Holders electing to have Securities purchased pursuant to the Change of Control Notice will be required to deliver notice in the form attached hereto (a "Change of Control Purchase Notice"), together, if the Security is a Definitive Security, with such Security, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Purchase Date;

                        (v) that Holders will be entitled to withdraw their tenders of Securities if the Paying Agent receives, not later than the close of business on the third Business Day prior to the Change of Control Purchase Date, a notice setting forth the name of the Holder, the certificate number of the Securities delivered for purchase, in the case of a Definitive Security, the number of Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased; and

                        (vi) that Holders whose Securities represented by one or more Definitive Securities are purchased only in part will be issued new Definitive Securities equal in an amount to the unpurchased portion of the Securities represented by the one or more Definitive Securities surrendered.

                (c) A Holder may exercise its rights specified herein upon delivery to any Paying Agent of a Change of Control Purchase Notice properly completed at any time prior to the close of business on the third Business Day prior to the Change of Control Purchase Date.

                When Exchangeable Preferred Securities are tendered to the Property Trustee in acceptance of a Change of Control Offer, the Property Trustee will tender to the Company Debentures in Original Principal Amount equal to the Original Liquidation Preference of the Exchangeable Preferred Securities tendered to it in exchange for the purchase price therefor.

                (d) On or prior to 10:00 a.m. New York City time on the Change of Control Purchase Date, the Company shall deposit with the Property Trustee or with a Paying Agent an amount of money in same day funds sufficient to pay the Change of Control Purchase Price of, and accrued Distributions on, all the Securities or portions thereof which are to be purchased on that date.

                (e) Upon receipt by the Paying Agent of properly tendered Securities by receipt of a Change of Control Purchase Notice together, if the Security is a Definitive Security, with such Definitive Security, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon delivery of a Change of Control Purchase Notice and surrender of any such Definitive Security, if applicable, for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change of Control Purchase Price on the Change of Control Purchase Date; provided, however, that Distributions which are due on or prior to the Change of

Control Purchase Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, registered as such on the relevant record dates set forth herein. If any Security tendered for purchase shall not be so paid upon surrender thereof, the Distributions thereon shall, until paid, continue to accrue from the Change of Control Purchase Date at the rate borne by such Security.

                (f) In the case of Definitive Securities, any Security represented by one or more Certificates that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Trust or the Property Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Trust and the Property Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Trust shall execute and the Property Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new certificates representing an aggregate amount equal to, and in exchange for, the portion of Securities represented by such certificate or certificates so surrendered that is not purchased.

                (g) In connection with any offer to purchase or purchase of Securities under this paragraph 5 (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (or any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company and the Trust shall (i) comply with Rules 13e-4 and 14e-1 under the Exchange Act, if applicable, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if required, and
(iii) otherwise comply with all applicable Federal and state securities laws so as to permit the rights and obligations under the Indenture to be exercised to the greatest extent practicable in the time and the manner specified.

        6.      Repurchase at Option of the Holder.

                (a) The Exchangeable Preferred Securities shall be purchased by the Trust, at the option of the Holder thereof, in whole or in part, on March 15, 2010, March 15, 2013 or March 15, 2018 (each, a "Purchase Date"), at a purchase price (the "Purchase Price") equal to: the Adjusted Liquidation
Amount as of the Purchase Date, plus accrued and unpaid Distributions to but not including the Purchase Date plus any Final Period Distribution. A Holder may exercise its option upon delivery to the Property Trustee of a Purchase Notice (in the form appearing in Exhibit A-1 to the Declaration), properly completed at such time. The Property Trustee shall thereupon notify the Company of the Holder's election to have such Exchangeable Preferred Securities purchased by the Trust and exercise the corresponding election to have the Company purchase such Debentures. If a Holder fails to indicate such Holder's choice with respect to the election set forth in paragraph (c) of the Purchase Notice, such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such paragraph (c). A Holder shall have the right to withdraw its Purchase Notice at any time prior to the close of business on the third Business Day prior to the Purchase Date by delivery of a written notice of withdrawal to the Property Trustee setting forth the name of the Holder, the certificate number of the Securities delivered for purchase, in the case of a Definitive Security, the number of Securities delivered for purchase, the Adjusted Liquidation Amount of the BUCS being withdrawn and the liquidation preference, if any, of the BUCS that remain subject to the Purchase Notice and a statement that such Holder is withdrawing its election to have such Securities purchased.

                (b) The Securities to be purchased pursuant to this Section 6 may be paid for, at the election of the Company, in cash, BSkyB Ordinary Shares or News Corporation Preferred ADSs, or in any combination thereof (the "Purchase Consideration"). The Company shall designate, in a notice (the "Company Notice") delivered to the Property Trustee not less than 30 nor more than 60 days prior to each Purchase Date (the "Company Notice Date"), whether the Company will purchase the Securities for cash or some other form of Purchase Consideration, or, if a combination thereof, the percentages of the Purchase Price of Securities in respect of which it will pay in cash or some other form of Purchase Consideration; provided that the Company will pay cash for fractional interests in BSkyB Ordinary Shares or News Corporation Preferred ADSs. The Company Notice shall be delivered to the Holders by the Property Trustee not less than 30 nor more than 60 days prior to each Purchase Date. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented).

                In the event that the Company is unable to purchase the Securities for BSkyB Ordinary Shares or News Corporation Preferred ADSs because of the failure to fulfill any conditions described in the Indenture for such delivery, including, without limitation, any necessary qualifications or registrations of the foregoing under applicable Federal or state securities laws, the Company may purchase the Securities for cash.

                The Company may not change its election with respect to the form of Purchase Consideration (or components or percentages of components thereof) to be paid once the Company has delivered its Company Notice to the Property Trustee except pursuant to this Section 6(b) in the event of a failure to satisfy, prior to the close of business on the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in BSkyB Ordinary Shares or News Corporation Preferred ADSs.

                The Company Notice shall state:

                        (i) the Purchase Price, the form of Purchase Consideration, and the Exchange Rate (as such term is defined in the Indenture) then in effect;

                        (ii) the name and address of the Paying Agent and the Exchange Agent;

                        (iii) that Securities as to which a Purchase Notice has been given may be exchanged if they are otherwise exchangeable only if the applicable Purchase Notice has been withdrawn in accordance with paragraph 6(a) of this Annex I;

                        (iv) that Securities must be surrendered to the Paying Agent to collect payment;

                        (v) that the Purchase Price for any security as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of (1) the Purchase Date and (2) the time of surrender of such Security;

                        (vi) the procedures the Holder must follow (including the timing thereof) to exercise rights under paragraph 6 of this Annex I and a brief description of those rights;

                        (vii)   briefly, the exchange rights of the Securities;

                        (viii)  the procedures for withdrawing a Purchase
Notice;

                        (ix) that, unless the Company defaults in making payment on Securities for which a Purchase Notice has been submitted, Distributions on such Securities will cease to accrue on the Purchase Date; and

                        (x)     the CUSIP number of the Securities.

                In the event that the Company has elected to pay the Purchase Price (or a specified percentage thereof) with a form of Purchase Consideration other than cash on the Purchase Date, the notice shall also:

                (1) state that each Holder will receive BSkyB Ordinary Shares or News Corporation Preferred ADSs, as the case may be, equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares); and

                (2) set forth the method of calculating the number of securities to be delivered.

                All BSkyB Ordinary Shares or News Corporation Preferred ADSs, as applicable, delivered upon purchase of the Securities shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and any lien or adverse claim and otherwise satisfy the requirements of
Section 11.1 of the Indenture.

                Pursuant to the Indenture each of News Corporation and the Company shall use its best efforts to list or cause to have quoted any News Corporation Preferred ADSs to be issued to purchase Securities on each national securities exchange or over-the-counter or other domestic market on which the News Corporation Preferred ADSs are then listed or quoted.

                (c) When Exchangeable Preferred Securities are tendered to the Property Trustee, the Property Trustee will tender to the Company Debentures in Original Principal Amount equal to the Original Liquidation Preference of the Exchangeable Preferred Securities tendered to it in exchange for the Purchase Price thereon and shall tender them for purchase on behalf of the Holder. On or prior to 10:00 a.m. New York City time on the Purchase Date, the Company shall deposit cash or such other form of Purchase Consideration, or a combination thereof, as applicable, with the Property Trustee or the Paying Agent sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this paragraph 6. No payment or adjustment will be made for dividends on the BSkyB Ordinary Shares or News Corporation Preferred ADSs the record date for which occurred prior to the Purchase Date.

                (d) If a Holder of a Security purchased on a Purchase Date is paid in a form of Purchase Consideration other than cash, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue and delivery of such consideration. However, the Holder shall pay any such tax which is due because the Holder requests the Purchase Consideration to be issued or delivered in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Purchase Consideration being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the Purchase Consideration is to be issued or delivered in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

                (e) Upon receipt by the Paying Agent of properly tendered Securities by receipt of a Purchase Notice together, if the Security is a Definitive Security, with such Definitive Security, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Purchase Price with respect to such Security. Upon delivery of a Purchase Notice and surrender of any such Definitive Security, if applicable, for purchase in accordance with the foregoing provisions, such Security shall be paid by the Paying Agent, subject to receipt of funds and/or securities by the Paying Agent, at the Purchase Price promptly following the later of (x) the Purchase Date and
(y) the time of delivery of such Security to the Paying Agent by the Holder; provided, however, that Distributions which are due on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, registered as such on the relevant record dates set forth herein. If any Security tendered for purchase shall not be so paid upon surrender thereof, Distributions thereon shall, until paid, continue to accrue from the Purchase Date at the rate borne by such Security.

                (f) In the case of Definitive Securities, any Security represented by one or more Certificates that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company or the Property Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Property Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Property Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new certificates representing an aggregate amount equal to, and in exchange for, the portion of Securities represented by such certificate or certificates so surrendered that is not purchased.

                (g) In connection with any purchase of Securities under this paragraph 6 (provided that such purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (or any successor provision thereto) under the Exchange Act at the time of such purchase), the Company and the Trust shall (i) comply with Rules 13e-4 and 14e-1 under the Exchange Act, if applicable, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, if required, and (iii) otherwise comply with all applicable Federal and state securities laws so as to permit the rights and obligations under the Indenture to be exercised to the greatest extent practicable in the time and the manner specified.

                (h) If the Company elects to pay in BSkyB Ordinary Shares or News Corporation preferred ADSs, the number of securities so delivered shall be determined by dividing the Purchase Price by the Current Market Value of such securities.

        7.      Exercise of Exchange Rights.

                The Holders of Securities shall have the right at any time on or after April 2, 2004 and prior to 5:00 p.m. New York City time, on the third Business Day immediately preceding the date of repayment or repurchase of such Securities, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event or an obligation to pay Additional Amounts as described in Section 3.7 of the Indenture), at their option to cause the Exchange Agent to exchange Securities, on behalf of the exchanging Holders, into the Exchange Market Value of the Reference Shares, all as described in the Indenture. The Company shall have the option to pay the Exchange Market Value in cash or Reference Shares or, if the Company elects to deliver Reference Shares, at the election of the Holder (to the extent that BSkyB Ordinary Shares would be delivered to such holders as a part of the Reference Shares), BSkyB ADSs (the "Exchange Consideration"), or it may pay in any combination thereof, in the manner described herein and in the Indenture, subject to the following terms and conditions:

                (a) The Securities will be exchangeable at the offices of the Exchange Agent into Exchange Consideration, as set forth in the Indenture, pursuant to the Holder's direction to the Exchange Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one US$1,000 Original Principal Amount of Debentures for each Exchangeable Preferred Security with Original Liquidation Preference of US$1,000 being exercised, and immediately exchange such amount of Debentures into Exchange Consideration as set forth in the Indenture.

                (b) When a Holder surrenders Securities for exchange with the Exchange Request and any required cash payments as described below, which request shall be irrevocable, such day shall be deemed for this Section 7 to be the "Exchange Day" if completed by 9:30 a.m. New York City time, and if after 9:30 a.m. New York City time, the following Trading Day (as defined in the Indenture) will be considered the Exchange Day. On the Exchange Day, the Exchange Agent will, if the Company so requests, cause the Securities to be offered to a financial institution chosen by the Company (the "Designated Financial Institution") for exchange into the number of Reference Shares to which the Holder would be entitled upon an Exchange of such Securities for all Reference Shares, plus cash for any fractional shares. If the Designated Financial Institution wishes to accept such offer, it must so notify the Exchange Agent no later than the close of business on the Exchange Day (unless a later time is agreed to by the Company) and shall deliver the Reference Shares to the Exchange Agent no later than the fourth Trading Day after the Exchange Day. The Securities shall be delivered to the Designated Financial Institution on such date and shall remain outstanding. If the Designated Financial Institution does not accept such Securities, the Company shall notify the Exchange Agent of its election to pay cash or deliver Reference Shares, or a combination of the foregoing, which shall be irrevocable, by no later than 5:00 pm, New York City time, on the Trading Day next following the applicable Exchange Day. The Exchange Agent shall notify the exchanging Holder of the Company's election prior to 10:00am, New York City time, on the second Trading day after the Exchange Day.

                (c) In order to exchange Securities, the Holder shall submit to the Exchange Agent at the office referred to above an irrevocable request in the form appearing in Schedule A-1 to exchange Securities on behalf of such Holder (the "Exchange Request"), together, if the Securities are in certificated form, with such certificates. The Exchange Request shall (i) set forth the number of Securities to be exchanged and the name or names, if other than the Holder, to which the Exchange Consideration (if other than cash) should be delivered and (ii) direct the Exchange Agent (a) to exchange such Securities for a pro rata portion of the Debentures held by the Trust (at the rate of exchange specified in the Indenture) and (b) to immediately exchange such Debentures on behalf of such Holder into the appropriate Exchange Consideration (at the exchange rate specified in the Indenture). The Exchange Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Exchange Agent the appropriate Original Principal Amount at maturity of Debentures for exchange in accordance with this paragraph. The Exchange Agent shall thereupon notify News America of the Holder's election to exchange such Debentures. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution Payment Date notwithstanding the exchange of such Securities following such record date but prior to such Distribution Payment Date. When such Securities are surrendered for exchange they must be accompanied by the payment of an amount equal to the Distribution to be paid on such payment date. Except as provided above, neither the Trust nor Company will make, or be required to make, any payment, allowance or adjustment upon any exchange on account of any accumulated and unpaid Distributions accrued on the Securities surrendered for exchange. Securities shall be deemed to have been exchanged immediately prior to the close of business on the day on which an Exchange Request relating to such Securities (together with any certificated securities and payments required thereby) is received by the Trust in accordance with the foregoing provision. The Person or Persons entitled to receive the Exchange Consideration issuable upon exchange of the Debentures shall be treated for all purposes as the record holder or holders of such Exchange Consideration (if other than cash) at such time.

                (d) News America (or the Designated Financial Institution) shall issue and deliver at the office of the Exchange Agent the appropriate Exchange Consideration, together with any cash payment in lieu of any fractural security to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Exchange and the Exchange Agent shall deliver such Exchange Consideration to such Person or Persons as follows:

                        (i) If News America elects to deliver all cash to holders surrendering a Debenture for exchange, News America shall pay an amount of cash in Dollars (as defined in the Indenture) per Debenture equal to the Exchange Market Value of such Debenture. If News America elects to pay cash, such cash payment will be made to the holder surrendering such Debentures and by the Exchange Agent to the Holder surrendering Securities no later than three Business Days following the end of the measurement period for determining the amount of cash to be paid, as set forth in the Indenture;

                        (ii) If News America elects to deliver all Reference Shares to a holder surrendering a Debenture for exchange, the Reference Shares shall be delivered to the Holder of

Securities submitted for exchange through the Exchange Agent no later than the fourth Business Day after the Exchange Day; or

                        (iii) If News America elects to deliver a combination of Reference Shares and cash, the cash and Reference Shares shall be delivered to the holder surrendering such Debentures and by the Exchange Agent to the Holder surrendering Securities at the same time as if such payment were all cash, as provided in clause (i) above.

                In the event the Designated Financial Institution referred to above accepts Securities for exchange and fails to deliver the Reference Shares it is required to deliver as set forth above, such shares shall be delivered by the Company within the following five Business Days.

                Notwithstanding the foregoing, if a Holder, in its Notice of Exchange indicates that it prefers to receive BSkyB ADSs in lieu of BSkyB Ordinary Shares and the Company (though not the Designated Financial Institution, which shall only be required to deliver BSkyB Ordinary Shares if it accepts any Securities) gives notice of its intention to deliver BSkyB Ordinary Shares upon exchange, instead of delivering such shares to such Holder, the Company shall deliver the appropriate number of BSkyB ADSs, representing the number of BSkyB Ordinary Shares to which the Holder would be entitled.

                (e) Each Holder of a Security by his acceptance thereof appoints The Bank of New York as "Exchange Agent" for the purpose of effecting the exchange of Securities in accordance with this Section. In effecting the exchange and transactions described in this Section, the Exchange Agent shall be acting as agent of the Holders of Securities directing it to effect such exchange transactions. The Exchange Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the exchange of such Securities in accordance with this paragraph 7 and (ii) to exchange all or a portion of the Debentures into the applicable Exchange Consideration and thereafter to deliver such Exchange Consideration in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unexchanged principal amount.

                (f) No fractional BSkyB Ordinary Shares or BSkyB ADSs will be delivered as a result of exchange, but in lieu thereof, such fractional interest will be paid in cash by News America to the Exchange Agent, which in turn will make such payment to the Holder or Holders of Securities so exchanged.

                (g) Any BSkyB Ordinary Shares that are originally delivered upon exchange of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the appropriate Exchange Consideration received upon exchange of the Debentures to the exchanging Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. News America and the Trust, as applicable, shall prepare and shall use reasonable best efforts to obtain and keep in force such governmental regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Exchange Consideration and all requirements to list the Exchange Consideration issuable upon exchange of the Debentures (other than cash) that are at the time applicable, in order to enable BSkyB or

News Corporation to lawfully deliver the appropriate Exchange Consideration to the Trust upon conversion of the Debentures and the Trust to lawfully deliver such Exchange Consideration to each Holder upon exchange of the Securities.

                (h) News America will pay any and all taxes that may be payable in respect of the issue and delivery of Exchange Consideration other than cash upon exchange of Debentures and the delivery of such Exchange Consideration by the Trust upon exchange of the Securities. News America shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of Exchange Consideration (other than cash) in a name other than that in which the Securities so exchanged were registered, and no such issue and delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

                (i) Nothing in the preceding paragraph (h) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in Annex I to the Declaration or in the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

        8.      Voting Rights - Exchangeable Preferred Securities.

                (a) Except as provided under paragraphs 8 and 11 hereof, in the Statutory Trust Act and as otherwise required by law and the Declaration, the Holders of the Exchangeable Preferred Securities will have no voting rights.

                (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in Stated Liquidation Amount of the Exchangeable Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method, and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures or the Guarantees, (ii) waive any past default and its consequences that is waivable under the Indenture or the Guarantees,
(iii) exercise any right to rescind or annul a declaration that the Debentures shall be due and payable prior to their maturity, or (iv) consent to any amendment, modification or termination of the Indenture, the Debentures or the Guarantees. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Exchangeable Preferred Securities. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy available to the Property Trustee, the Property Trustee, as holder of the Debentures, shall be under no obligation to take any action in accordance with the directions of the Holders of the Exchangeable Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that for United States Federal income tax purposes the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. Except as otherwise expressly permitted herein, a Holder of Exchangeable Preferred Securities may institute any action directly against the Debenture Issuer or any of the Guarantors to enforce the Property Trustee's rights under the Indenture or Debentures or the guarantees thereof, only if (i) such Holder previously shall have given the Property Trustee written notice of an Event of Default and the continuance thereof, (ii) the Holders of not less than 25% of the aggregate Adjusted Liquidation Amount of the Exchangeable Preferred Securities then outstanding shall have requested the Property Trustee to institute such action and shall have offered the Property Trustee reasonable indemnification and (iii) the Property Trustee shall not have instituted such action within 90 days of such request. In such circumstances, such Holder may directly institute a legal proceeding against the Debenture Issuer and the Guarantors to enforce the Property Trustee's rights under the Indenture, the Debentures and the Guarantees without first instituting a legal proceeding against the Property Trustee or any other Person or entity. If a failure of the Trust to pay distributions on any Exchangeable Preferred Securities is attributable to the failure of the Company or a Guarantor to pay any interest, or principal, redemption amounts, Purchase Price, Change of Control Purchase Price or other amount due on the Debentures on the date such amount is otherwise payable, then a holder of Exchangeable Preferred Securities may directly institute a proceeding for enforcement of such payment to such holder (a "Direct Action"). Except as provided in the preceding sentence, the Holders of Exchangeable Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Exchangeable Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such holder of Exchangeable Preferred Securities in such Direct Action.

                Any required approval or direction of Holders of Exchangeable Preferred Securities may be given at a separate meeting of Holders of Exchangeable Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Exchangeable Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Exchangeable Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                No vote or consent of the Holders of the Exchangeable Preferred Securities will be required for the Trust to redeem and cancel Exchangeable Preferred Securities or to distribute the Debentures in accordance with this Declaration and the terms of the Securities.

                Notwithstanding that Holders of Exchangeable Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Exchangeable Preferred Securities that are owned by News Corporation or any Affiliate of News Corporation shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Exchangeable Preferred Securities were not outstanding.

        9.      Voting Rights - Common Securities.

                (a) Except as provided under Sections 9(b), 9(c) and 11, in the Statutory Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                (b) The Holders of the Common Securities are entitled, in accordance with and subject to Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Exchangeable Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in Stated Liquidation Amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including to (i) direct the time, method, and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable prior to their stated maturity, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures. Pursuant to this paragraph 9(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the exercise of any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against the Debenture Issuer and the Guarantors and any other Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

                Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

        10.     Registration Rights.

                The Holders of the Exchangeable Preferred Securities, the Debentures, the Exchangeable Preferred Securities Guarantee and the Guarantee are entitled to the benefits of a Registration Rights Agreement.

        11.     Amendments to Declaration and Indenture.

                In addition to any requirements under paragraph 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of Exchangeable Preferred Securities and Common Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Stated Liquidation Amount of the Securities affected thereby, voting together as a single class.

        12.     References herein to "pro rata".

                A reference in these terms of the Securities to any payment, distribution or treatment as being "pro rata" shall mean pro rata to each Holder of Securities according to the aggregate Original Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Original Liquidation Preference of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Exchangeable Preferred Securities pro rata according to the aggregate Original Liquidation Preference of Exchangeable Preferred Securities held by the relevant Holder relative to the aggregate Original Liquidation Preference of all Exchangeable Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Exchangeable Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate Original Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Original Liquidation Amount of all Common Securities outstanding.

        13.     Ranking.

                The Exchangeable Preferred Securities rank pari passu and payment thereon shall be made pro rata with the Common Securities except that, where a Declaration Event of Default occurs and is continuing under the Declaration, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Exchangeable Preferred Securities.

        14.     Acceptance of Securities Guarantee and Indenture.

                Each Holder of Exchangeable Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Exchangeable Preferred Securities Guarantee and to the provisions of the Indenture.

        15.     No Preemptive Rights.

                The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

        16.     Declaration Event of Default.

                An Event of Default under the Indenture shall constitute a Declaration Event of Default.

        17.     Miscellaneous.

                This Annex I constitutes a part of the Declaration.

                The Company will provide a copy of the Declaration, the Exchangeable Preferred Securities Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

               FORM OF EXCHANGEABLE PREFERRED SECURITY CERTIFICATE

                THIS EXCHANGEABLE PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS EXCHANGEABLE PREFERRED SECURITY IS EXCHANGEABLE FOR EXCHANGEABLE PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS EXCHANGEABLE PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS EXCHANGEABLE PREFERRED SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                UNLESS THIS EXCHANGEABLE PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY EXCHANGEABLE PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                THIS SECURITY WAS ISSUED WITH ORIGINAL DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ISSUE PRICE PER US$1,000 PRINCIPAL AMOUNT OF THIS IS US$1,000, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS US$1,627.37 THE ISSUE DATE IS MARCH 21, 2003 AND THE YIELD TO MATURITY, COMPOUNDED SEMI-ANNUALLY IS 4.85%. THE SCHEDULE OF

PROJECTED PAYMENTS CONSISTS OF (A) A PAYMENT OF INTEREST EQUAL TO US$3.625 ON SEPTEMBER 15, 2003, (B) PAYMENTS OF INTEREST EQUAL TO US$3.75 ON EACH SUBSEQUENT SEMI-ANNUAL INTEREST PAYMENT DATE (INCLUDING THE MATURITY DATE) AND (C) A PAYMENT OF A PROJECTED AMOUNT AT THE MATURITY DATE OF THE DEBENTURES (EXCLUDING THE STATED SEMI-ANNUAL INTEREST ON THE DEBENTURES PAYABLE ON SUCH DATE) EQUAL TO US$2,627.23.

Certificate Number__              Number of Exchangeable Preferred Securities

                                                       CUSIP NO. 65248V205

            Certificate Evidencing Exchangeable Preferred Securities

                                       of

                        News Corporation Finance Trust II

                 0.75% Senior Exchangeable Preferred Securities
  (Original Liquidation Preference US$1,000 per Exchangeable Preferred Security)

                NEWS CORPORATION FINANCE TRUST II, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of ________________________________________exchangeable preferred securities of the
Trust representing undivided beneficial interests in the assets of the Trust designated the 0.75% Senior Exchangeable Preferred Securities (the "Exchangeable Preferred Securities"). The Exchangeable Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Exchangeable Preferred Securities are set forth in, and this certificate and the Exchangeable Preferred Securities represented hereby are issued and shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 21, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Exchangeable Preferred Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Exchangeable Preferred Securities Guarantee to the extent provided therein. The Company will provide a copy of the Declaration, the Exchangeable Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Company at its principal place of business.

                Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Exchangeable Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Exchangeable Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the Trust has executed this certificate as of this ____ day of March 2003.

                                     NEWS CORPORATION FINANCE TRUST II


                                     ___________________________________
                                     __________________, as Trustee


                                     ___________________________________
                                     __________________, as Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Exchangeable Preferred Securities referred to in the within-mentioned Declaration.

Dated: As of March __, 2003.

                                            The Bank of New York,
                                            as Property Trustee

                                            By:
                                               -------------------------------
                                                Authorized Signatory

                                   ----------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Exchangeable Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
_______________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
_______________________________
        (Insert address and zip code of assignee)


and irrevocably appoints

____________________________________________________________________
____________________________________________________________________
___________________________________________________________ agent to transfer this Exchangeable Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     -------------------

Signature:
          ---------------------------
(Sign exactly as your name appears on the other side of this Exchangeable Preferred Security Certificate)

                    EXCHANGE NOTICE FOR CERTIFICATED SECURITY

To exchange this Security as provided in the Declaration check the box:
                               [ ]

To exchange only part of this Security, state the Original Liquidation Preference to be exchanged (which must be US$1,000 or an integral multiple of US$1,000):

        $______________

If the Company elects to deliver BSkyB Ordinary Shares, in whole or in part, upon exchange indicate whether you would prefer BSkyB Ordinary Shares [ ] BSkyB ADSs [ ]

Please fill in the form below providing the information requested with respect to the holder of BSkyB Ordinary Shares or ADSs

________________________________________________________________________________
         (Insert social security
              or tax ID no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
            (Print or type other person's name, address and zip code)

________________________________________________________________________________

Date:
     -------------------
Your Signature:
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
 (Sign exactly as your name appears on
    the other side of this Security)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                 PURCHASE NOTICE
                           FOR CERTIFICATED SECURITIES

                To cause the Company to purchase this Security on ________ __, 20__, check the box:
                                       [ ]

                In addition, set forth the following information:

                (a) The Certificate Number(s) of the Securities that will be delivered to be purchased;

                (b) The portion of the Original Liquidation Preference of the Securities that will be delivered for purchase (which must be US$1,000 or an integral multiple thereof); and

                (c) If the Company has elected to pay all or a portion of the Purchase Price by the delivery of BSkyB Ordinary Shares, but such portion may not be paid as a result of failure to satisfy one or more required conditions prior to the Purchase Date, the undersigned elects (select one):

[ ]     to withdraw such Purchase Notice as to US$________ Original Liquidation
        Preference of Securities (Certificate Nos.   ) and to receive cash as to
        the remainder of the Securities referred to in clause (b) above

[ ] to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice

                The undersigned acknowledges that this Security will be delivered pursuant to the terms and conditions specified in the Indenture and paragraph 6 hereof.

--------------------------------------------------------------------------------

Date:               Your Signature
     --------------               ----------------------------------------------

--------------------------------------------------------------------------------
        (Sign exactly as your name appears on the other side of this Security)

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                        CHANGE OF CONTROL PURCHASE NOTICE
                           FOR CERTIFICATED SECURITIES

                To cause the Company to purchase this Security in the event of any Change of Control of News Corporation, check the box:
                                       [ ]

                In addition, set forth the following information:

                (a) The Certificate Number(s) of the Securities that will be delivered to be purchased; and

                (b) The portion of the Original Liquidation Preference of the Securities that will be delivered for purchase (which must be US$1,000 or an integral multiple thereof).

                The undersigned acknowledges that this Security will be delivered pursuant to the terms and conditions specified in the Indenture and paragraph 6 hereof.

--------------------------------------------------------------------------------

Date:               Your Signature
     --------------

--------------------------------------------------------------------------------
        (Sign exactly as your name appears on the other side of this Security)

-------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee, the Exchange Agent, the Security Registrar or the Transfer Agent, as the case may be, in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                                REFERRED TO BELOW

Certificate No.: ____                   Number of Common Securities: ___________

                    Certificate Evidencing Common Securities

                                       of

                        NEWS CORPORATION FINANCE TRUST II

                   0.75% Senior Exchangeable Common Securities
          (Original Liquidation Preference US$1000 per Common Security)

                NEWS CORPORATION FINANCE TRUST II, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that News America Incorporated, a Delaware corporation, (the "Holder") is the registered owner of ________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 0.75% Senior Exchangeable Common Securities (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer and satisfaction of the other conditions set forth in the Declaration (as defined below), including, without limitation,
Section 9.1 thereof. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 21, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I thereto. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

                Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Common Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of March, 2003.

                                     NEWS CORPORATION FINANCE TRUST II


                                     _______________________________
                                     _______________, as Trustee


                                     _______________________________
                                     _______________, as Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Common Securities referred to in the within-mentioned Declaration.

Dated: March __, 2003.

                                     The Bank of New York,
                                     as Property Trustee

                                     By:
                                     Authorized Signatory

                                   ----------

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
_______________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints ___________________________________________
________________________________________________________________________________
_________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      ------------------------

Signature:
           -------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)